                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 21, 2003
                                                           ------------

                        SAVVIS COMMUNICATIONS CORPORATION
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                        0-29375            43-1809960
             --------                        -------            ----------
  (State or Other Jurisdiction          (Commission File       (IRS Employer
of Incorporation or Organization)           Number)          Identification No.)

     1 SAVVIS Parkway, St. Louis, Missouri                          63017
     12851 Worldgate Drive, Herndon, Virginia                       20170
     ----------------------------------------                       -----
     (Address of Principal Executive Office)                      (Zip Code)


       Registrant's telephone number, including area code: (314) 628-7000
                                                           (703) 234-8000
                                                           --------------

          ______________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)


                               __________________

ITEM 5.  OTHER EVENTS.

     The Company is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as Exhibit 99.1 hereto the Company's press release, dated May 21, 2003, announcing the Company's receipt of a delisting notice from The Nasdaq Stock Market and the Company's request for a hearing to review its pending delisting from the Nasdaq SmallCap Market.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits.


     99.1  Press release, dated May 21, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                SAVVIS COMMUNICATIONS CORPORATION



Date:  May 21, 2003             By: /s/ Grier C. Raclin
                                   ---------------------------------------------
                                     Name:  Grier C. Raclin
                                     Title: Executive Vice President, General
                                            Counsel and Corporate Secretary

                                  EXHIBIT INDEX

Exhibit
Number                                        Description
------                                        -----------

99.1                                   Press release, dated May 21, 2003.